UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2008

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.                                    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 14, 2008, the Company’s Board of Directors amended Section 4.11.2 of its Amended and Restated Bylaws (the “Bylaws”) to identify the Nominating and Corporate Governance Committee as one of the committees established by the Board of Directors for so long as the Company has shares registered under the Securities Act of 1934, as amended (the “1934 Act”) and deleted Article 14 of the Bylaws in its entirety so that the Bylaws are consistent with the applicable requirements of Section 13(k) of the 1934 Act.

Item 9.01.                                          Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws of NPS Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2008	NPS PHARMACEUTICALS, INC.

	By:	/s/ ANDREW RACKEAR
Andrew Rackear
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws of NPS Pharmaceuticals, Inc.